77Q1a
Articles of Amendment of American Century
Variable Portfolios, Inc. dated February 10, 2016
(filed electronically as Exhibit (a)(23) to Post-
Effective Amendment No. 67 to the Registration
Statement of the Registrant on April 13, 2016, File
No. 33-14567 and incorporated herein by
reference).